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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 2, 2001


                                Quadratech, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


    ________________________                             95-4569931
    (Commission File Number)                (I.R.S. Employer Identification No.)


    11401 Valley Blvd, El Monte, CA                                    91731
    (Address of Principal Executive Offices)                        (Zip Code)


                                 [626] 401-2700
              (Registrant's Telephone Number, Including Area Code)




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Item 5.  Other Events.

On December 29, 2000, The Company, pursuant to a motion adopted by the Board of Directors, acquired the remaining 17% of ACCU CHEM Conversion, Inc. for $10,000 in cash.

Money to fund this acquistion was derived from operating profits from the year 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Quadratech, Inc.

                                  ---------------------------------------
                                  (Registrant)

Dated: January 2, 2001            By: /s/ Craig Robitaille
                                     -------------------------------------
                                  Name: Craig Robitaille
                                  Title: President